UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2006

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On August 18, 2006, The Wet Seal, Inc. (the “Company”) issued a press release describing the financial results of the Company for the quarter and six months ended July 29, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 14, 2006, The Wet Seal, Inc. (the “Company”), certain affiliates of the Company (together with the Company, the “Borrowers”), Wet Seal GC, Inc. (the “Guarantor”), and Bank of America, N.A. (the “Revolving Credit Lender”) entered into an Amended and Restated Credit Agreement (the “Restated Credit Agreement”), which is scheduled to mature in May 2011. The Restated Credit Agreement amended and restated a previous amended and restated credit agreement dated as of September 22, 2004, as amended, by and among the Borrowers, the Guarantor and the lenders named therein, which was scheduled to mature in May 2007.

The Restated Credit Agreement consists of a $35.0 million senior revolving credit facility, which may be increased at any time up to a maximum of $50.0 million upon the mutual agreement of the Borrowers and the Revolving Credit Lender. Under the Restated Credit Agreement, the Borrowers are subject to borrowing base limitations on the amount that can be borrowed and certain customary covenants, including covenants limiting their ability to incur additional indebtedness, make investments and acquisitions, grant liens, pay dividends, close stores and dispose of their assets, subject to certain exceptions, without the lender’s consent. The ability of the Borrowers to borrow and request the issuance of letters of credit is subject to the requirement that the Borrowers maintain an excess of the borrowing base over the outstanding credit extensions of not less than $5.0 million. A copy of the Restated Credit Agreement is attached as Exhibit 10.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable

(d)	Exhibits.

10.1	Amended and Restated Credit Agreement, dated as of August 14, 2006.

99.1	Press Release, dated as of August 18, 2006, issued by the Company.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: August 18, 2006	By:	/s/ John J. Luttrell
		Name:	John J. Luttrell
		Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Amended and Restated Credit Agreement, dated as of August 14, 2006

99.1	Press Release, dated as of August 18, 2006 issued by the Company.